1 Granite Point Mortgage Trust Inc. Announces Dates for First Quarter 2025 Earnings Release and Conference Call and Provides Business Update NEW YORK, April 29, 2025 – Granite Point Mortgage Trust Inc. (NYSE: GPMT) (“GPMT,” “Granite Point” or the “Company”) today announced that it will release financial results for the quarter ended March 31, 2025, after market close on May 6, 2025. The Company will host a conference call to review the financial results on May 7, 2025, at 11:00 a.m. ET. Business Update and Preliminary Estimates for First Quarter 2025 • As of April 28,2025, carried approximately $74 million in unrestricted cash. • Extended the maturities of all repurchase facilities by approximately one year. • Year-to-date, realized over $70 million in full and partial principal repayments, including the full repayment of an office loan. Anticipates near term additional full loan repayments of up to approximately $90 million, principally of office loans. • Year-to-date, also resolved two risk-rated “5” loans. Anticipates near term resolutions of an additional two risk-rated “5” loans. • No newly risk-rated “4” or “5” loans. • First quarter 2025, GAAP net (loss) attributable to common stockholders estimated to be $(10.6) million, or $(0.22) per basic common share, inclusive of provision for credit losses of $(3.8) million. • As of March 31, 2025, book value per common share estimated to be $8.24. The financial estimates for the first quarter of 2025 provided herein reflect the views and assumptions of the Company's management based on information currently available to them in connection with the preparation of the Company's financial statements as of and for such period. Management has not yet completed procedures to verify the completeness and accuracy of this information, which could result in material adjustments when reflected in the Company's actual reported financial results. Furthermore, the financial estimates presented above are unaudited and have not been verified or reviewed by any third party, including the Company's independent auditors. Estimates are subject to inherent uncertainties, and investors should not place undue reliance on them. The Company undertakes no obligation to update or revise these estimates. Conference Call Details To participate in the teleconference, approximately 10 minutes prior to the above start time please call toll- free (877) 407-8031, (or (201) 689-8031 for international callers) and ask to be joined into the Granite Point Mortgage Trust Inc. call. You may also listen to the teleconference live via the Internet at www.gpmtreit.com, in the Investors section under the News & Events link. For those unable to attend, a telephone playback will be available beginning May 7, 2025, at 1:00 p.m. ET through May 21, 2025, at 12:00 a.m. ET. The playback can be accessed by calling (877) 660-6853 (or (201) 612-7415 for international callers) and providing the Access Code 13752795. The call will also be archived on the company’s website in the Investors section under the News & Events link. About Granite Point Mortgage Trust Inc. Granite Point Mortgage Trust Inc. is a Maryland corporation focused on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point is headquartered in New York, NY. Additional information is available at www.gpmtreit.com.

2 Forward-Looking Statements This press release contains, or incorporates by reference, not only historical information, but also forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, projections and illustrations and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. The illustrative examples herein are forward-looking statements. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2024, under the caption “Risk Factors,” and any subsequent Form 10-Q or other filings made with the SEC. Forward- looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This press release is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. Additional Information Stockholders of Granite Point and other interested persons may find additional information regarding the Company at the Securities and Exchange Commission’s Internet site at www.sec.gov or by directing requests to: Granite Point Mortgage Trust Inc., 3 Bryant Park, 24th Floor, New York, NY 10036, telephone (212) 364-5500. Contact Investors: Chris Petta, Investor Relations, Granite Point Mortgage Trust Inc., (212) 364-5500, investors@gpmtreit.com.